Prospectus Supplement	March 24, 2020

Putnam AMT-Free Municipal Fund
Prospectuses dated November 30, 2019

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT GOAL AND POLICIES

Putnam Investment Management, LLC (Putnam Management), the investment manager of Putnam AMT-Free Municipal Fund, has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s name, investment goal, and investment policies. Putnam Management currently anticipates that the changes will be effective on June 30, 2020 (the “Effective Date”). On the Effective Date, the fund’s name will change to “Putnam Strategic Intermediate Municipal Fund,” the fund’s investment goal will change to state that the fund will seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital, and the fund will adopt a non-fundamental investment policy that the fund will normally maintain an average dollar-weighted maturity between three and ten years.

Putnam Management has also recommended, and the fund’s Board of Trustees has approved, and recommended that shareholders approve, changes to the fund’s fundamental investment policies regarding investments in tax-exempt investments subject to the federal alternative minimum tax (AMT). The fund must invest, under normal circumstances, at least 80% of its net assets in tax-exempt investments. The proposed changes will make it clear that investments subject to the federal AMT are tax-exempt investments for this purpose. The proposed changes are subject to shareholder approval, which will be solicited pursuant to a proxy statement expected to be mailed to shareholders in April. If shareholders do not approve these proposed fundamental investment policy changes, the fund will still change its name and investment goal, and will adopt a non-fundamental investment policy with respect to average dollar-weighted maturity, as described above, but will continue to invest in accordance with its current fundamental investment policies relating to federal AMT.

In realigning its portfolio in connection with these changes, Putnam Management expects that the fund will make purchases and dispositions of certain portfolio holdings. Any such purchases and dispositions, which are expected to begin on or around June 25, 2020, will result in brokerage commissions or other transaction costs. Depending on market condi -tions at the time, these changes could also result in the realization of capital gains that will be distributed to shareholders as taxable distributions.

On the Effective Date, the fund’s prospectus will be revised as follows:

• All references in the prospectus to Putnam AMT-Free Municipal Fund will be deleted and replaced with “Putnam Strategic Intermediate Municipal Fund.”

• The fund’s goal will be revised to read as follows:

Goal

Putnam Strategic Intermediate Municipal Fund seeks as high a level of current income exempt from federal income tax as we believe is consistent with preservation of capital.

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The sub-sections Investments and Risks in the section  Fund summary – Investments, risks, and performance  will be deleted in their entirety and replaced with the following:

Investments

We invest mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)). We normally maintain an average dollar-weighted maturity between three and ten years. The fund may invest broadly in municipal bonds of any duration, maturity and credit quality although the bonds we invest in are mainly investment-grade in quality. We may also invest in investments that are below-investment-grade (sometimes referred to as “junk bonds”), which may be considered speculative. Under normal circumstances, we invest at least 80% of the fund’s net assets in tax-exempt investments. Investments paying interest subject to the federal AMT for individuals are considered tax-exempt investments for purposes of this policy. This investment policy cannot be changed without the approval of the fund’s shareholders. The fund may invest up to 20% of its net assets in securities the income on which is subject to federal income tax and may invest without limit in investments the income on which is subject to the AMT. We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

The risks associated with bond investments include interest rate risk, which means the value of the fund’s investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Since the fund invests in tax-exempt bonds, which, to be treated as tax-exempt under the Internal Revenue Code, may be issued only by limited types of issuers for limited types of projects, the fund’s investments may be focused in certain market segments. Consequently, the fund may be more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which can be more sensitive to changes in markets, credit conditions, and interest rates. Interest the fund receives might be taxable.

There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as the other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• The section What are the fund’s main investment strategies and related risks? is deleted in its entirety and replaced with the following:

What are the fund’s main investment strategies and related risks?

This section contains greater detail on the fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk.

As mentioned in the fund summary, we pursue the fund’s goal by investing mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)). We normally maintain an average dollar-weighted maturity between three and ten years. We invest mainly in investment-grade bonds. We may also invest in investments that are below-investment-grade (sometimes referred to as “junk bonds”), which may be considered speculative.

• Tax-exempt investments. These investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities. These investments are issued to raise money for public purposes, such as loans for the construction of housing, schools or hospitals, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include private activity obligations of public authorities to finance privately owned or operated facilities. Changes in law or adverse determinations by the Internal Revenue Service could make the income from some of these obligations taxable.

» Alternative minimum tax risk. The fund may invest in municipal securities and private activity bonds that generate interest that is subject to AMT. As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return. For more informa -tion, including possible state, local and other taxes, contact your tax advisor.

• General obligations. These are backed by the issuer’s authority to levy taxes and are considered an obligation of the issuer. They are payable from the issuer’s general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government’s power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

» Revenue obligations. These are payable from revenue earned by a particular project or other revenue source. They include private activity bonds such as industrial development bonds, which are paid only from the revenues of the private owners or operators of the facilities. Investors can look only to the revenue generated by the project or the private company operating the project rather than the credit of the state or local government authority issuing the bonds. Revenue obligations may be subject to greater credit risk than general obligations because of the relatively limited source of revenue.

» Tender option bonds. The fund may leverage its assets through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers a fixed-rate municipal bond to a special purpose entity trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing short-term floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to be liquidated. The fund will look through to the underlying municipal bond held by a TOB trust for purposes of the fund’s 80% policy.

» Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities, which may be subject to greater price fluctuations than shorter maturity securities.

In addition, some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore the fund might not benefit from any increase in value as a result of declining interest rates.

Under normal circumstances, the fund will maintain a dollar-weighted average portfolio maturity of three to ten years. Short-term investments may have lower yields than longer-term investments.

• Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mainly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

We may also invest in investments that are below-investment-grade (sometimes referred to as “junk bonds”), which may be considered speculative. Investments rated below BBB or its equivalent are below-investment-grade (sometimes referred to as “junk bonds”) and may be considered speculative. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If default occurs, or is perceived as likely to occur, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Tax-exempt debt, particularly lower-rated tax-exempt debt, usually has a more limited market than taxable debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

We may buy investments that are insured as to the payment of principal and interest in the event the issuer defaults. Any reduction in the insurer’s ability to pay claims may adversely affect the value of insured investments and, consequently, the value of the fund’s shares.

• Focus of investments. We may make significant investments in a particular segment of the tax-exempt debt market, such as tobacco settlement bonds or revenue bonds for health care facilities, housing or airports. We may also make significant investments in the debt of issuers located in the same state. These investments may cause the value of the fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. Certain events may adversely affect all investments within a particular market segment. Examples include legislation or court decisions, concerns about pending legislation or court decisions, and lower demand for the services or products provided by a particular market segment. Investing in issuers located in the same state may make the fund more vulnerable to that state’s economy and to factors affecting its tax-exempt issuers, such as their ability to collect revenues to meet payment obligations.

At times, the fund and other accounts that Putnam Management and its affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

• Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, swap contracts and inverse floaters, although they do not represent a primary focus of the fund. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. We may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, or index. We may use derivatives both for hedging and non-hedging purposes, such as to modify the behavior of an investment so that it responds differently than it would otherwise respond to changes in a particular interest rate. For example, derivatives may increase or decrease an investment’s exposure to long- or short-term interest rates or cause the value of an investment to move in the opposite direction from prevailing short-term or long-term interest rates. We may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the deriv -atives transaction will not meet its obligations. For further information about additional types and risks of derivatives and the fund’s asset segregation policies, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

• Liquidity and illiquid investments. We may invest up to 15% of the fund’s assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract.

Some investments may be difficult to value for purposes of determining the fund’s net asset value. We may not be able to sell the fund’s investments when we consider it desirable to do so, or we may be able to sell them only at less than their value.

• Market risk. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions; investor sentiment and market perceptions (including perceptions about monetary policy, interest rates or the risk of default); government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including natural disasters, epidemics or pandemics, terrorism and war); and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.

• Management risk. The fund is actively managed and its performance will reflect, in part, our ability to make investment decisions that seek to achieve the fund’s investment objective. There is no guarantee that the investment techniques, analyses, or judgments that will apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. As a result, the fund may underperform its benchmark or other funds with a similar investment goal and may realize losses. In addition, we, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. Although service providers may have operational risk management policies and procedures and take precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

• Other investments. In addition to the main investment strategies described above, the fund may also make other types of investments, which may produce taxable income and be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.

• Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of the fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

• Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided in the prospectus or SAI.

• Portfolio turnover rate. The fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. From time to time the fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

• Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on the fund’s port -folio, you may visit the Putnam Investments website, putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or publicly available Form N-PORT) with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

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The foregoing is not a solicitation of any proxy. For more information regarding the fund, or to receive a free copy of materials filed with the Securities and Exchange Commission (SEC), please visit Putnam’s website at putnam.com/individual. Free copies of these materials can also be found at the SEC’s website at http://www.sec.gov. Please read the proxy statement carefully when it becomes available in the coming weeks because it will contain important information. The fund, its trustees, officers, and other members of management may be deemed to be participants in any future solicitation of the fund’s shareholders in connection with the forthcoming meeting of shareholders. Shareholders may obtain information regarding the names, affiliations, and interests of these individuals in the fund’s proxy statement when it becomes available.

Shareholders should retain this Supplement for future reference.

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